EXHIBIT 23.2

                       Consent of Independent Accountants


         We hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 5, 1997, on the financial statements of Datakey, Inc. (the "Registrant"), which report and statements appear, or are incorporated by reference, in the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1996.



                                              /s/ McGLADREY & PULLEN, LLP
                                              McGLADREY & PULLEN, LLP


Minneapolis, Minnesota
January 5, 1998